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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 4, 2000 included in Media 100 Inc.'s Form 10-K for the year ended November 30, 1999 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 3, 2000